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                                Exhibit 10(b)
                        Consent of Independent Counsel


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          [TRANSMITED ON SUTHERLAND, ASBILL & BRENNAN LLP LETTERHEAD]



                                April 28, 1999



Board of Directors
Canada Life Insurance Company of New York
410 Saw Mill River Road
Ardsley, New York 10502

Ladies and Gentlemen:

     We hereby consent to the reference to our name under the caption "Legal Matters" in the Statement of Additional Information filed as part of Post-Effective Amendment No. 13 under the Securities Act of 1933 and Amendment No. 16 under the Investment Company Act of 1940 to the registration statement on Form N-4 for the Canada Life of New York Variable Annuity Account 1 (File No. 33-32199). In giving this consent, we do not admit that we in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

                                      Very truly yours,

                                      SUTHERLAND, ASBILL & BRENNAN


                                      By: /s/ Stephen E. Roth
                                         -------------------------
                                      Stephen E. Roth